Virtus Seix High Yield Income Fund (the “Fund”),

a series of Virtus Strategy Trust

Supplement dated March 18, 2024, to the Summary Prospectus and the Virtus Strategy Trust Statutory Prospectus and Statement of Additional Information (“SAI”)

each dated January 29, 2024, as supplemented

Important Notice to Investors

Effective March 15, 2024, the Fund, formerly a series of Virtus Strategy Trust, was reorganized with and into Virtus Seix High Yield Fund, a series of Virtus Asset Trust. The Fund has ceased to exist and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Strategy Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VST 8060/Seix HYI Fund Merged (3/2024)